UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2007

ADTRAN, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	0-24612	63-0918200
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

901 Explorer Boulevard

Huntsville, Alabama 35806-2807

(Address of principal executive offices, including zip code)

(256) 963-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 26, 2007, ADTRAN, Inc. (the “Company”) announced that Steven L. Harvey informed the Company that he is resigning, effective immediately, as Vice President of Enterprise Networks and Competitive Service Provider Sales to pursue other interests.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTRAN, INC.
(Registrant)

Date: January 26, 2007	/s/ James E. Matthews
James E. Matthews
Senior Vice President – Finance, Chief Financial Officer and Treasurer